Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

September 30, 2019

ICF-QTLY-1119
1.9882755.102

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 64.9%
		Principal Amount(a)	Value
Argentina - 0.8%
YPF SA 8.5% 3/23/21 (Reg. S)		$2,815,000	$2,429,345
Bailiwick of Jersey - 1.1%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	2,315,000	3,479,193
Denmark - 6.8%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	2,390,000	2,589,048
1.375% 5/24/22 (Reg. S)	EUR	750,000	842,091
5% 1/12/22 (c)		4,220,000	4,436,824
5.375% 1/12/24 (Reg. S)		1,930,000	2,120,172
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	6,180,000	7,100,855
ORSTED A/S 2.125% 5/17/27 (Reg. S)	GBP	1,970,000	2,558,972
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	799,213

TOTAL DENMARK			20,447,175

Estonia - 0.2%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	440,000	484,537
France - 3.7%
Dassault Systemes SA 0.125% 9/16/26 (Reg. S)	EUR	2,700,000	2,934,864
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	2,800,000	3,051,958
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	2,600,000	2,879,229
2.75% 4/13/23 (Reg. S)	EUR	1,900,000	2,183,156

TOTAL FRANCE			11,049,207

Germany - 7.9%
alstria office REIT-AG 0.5% 9/26/25 (Reg. S)	EUR	2,400,000	2,593,687
Bayer AG:
2.375% 4/2/75 (Reg. S) (b)	EUR	7,890,000	8,691,791
3% 7/1/75 (Reg S.) (b)	EUR	750,000	826,536
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	9,200,000	10,138,846
5% 6/24/20	EUR	450,000	503,554
TLG Immobilien AG 0.375% 9/23/22 (Reg. S)	EUR	900,000	984,732

TOTAL GERMANY			23,739,146

Ireland - 2.6%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	3,630,000	4,112,959
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (b)	GBP	1,500,000	1,820,164
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,962,000	2,030,670

TOTAL IRELAND			7,963,793

Italy - 1.2%
UniCredit SpA 6.572% 1/14/22 (c)		3,350,000	3,593,557
Luxembourg - 5.8%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	2,534,000	2,937,703
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	682,860
1.75% 3/12/29 (Reg. S)	EUR	2,400,000	2,624,010
2% 2/15/24 (Reg. S)	EUR	700,000	804,631
2.2% 7/24/25 (Reg. S)	EUR	2,209,000	2,569,810
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	4,190,000	4,666,791
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	2,760,000	3,064,974
Millicom International Cellular SA 6.625% 10/15/26 (c)		295,000	322,841

TOTAL LUXEMBOURG			17,673,620

Mexico - 3.5%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	1,345,000	1,500,733
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		690,000	744,122
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	159,000	175,902
3.625% 11/24/25 (Reg. S)	EUR	670,000	735,744
3.75% 2/21/24 (Reg. S)	EUR	6,555,000	7,414,778

TOTAL MEXICO			10,571,279

Netherlands - 4.2%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		400,000	412,076
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		1,305,000	1,429,810
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	1,001,533
Petrobras Global Finance BV 5.093% 1/15/30 (c)		753,000	785,492
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	3,825,000	3,868,887
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	3,230,000	3,425,202
4.5% 3/1/25	EUR	750,000	691,709
WPC Eurobond BV 2.25% 4/9/26	EUR	970,000	1,141,732

TOTAL NETHERLANDS			12,756,441

Spain - 0.4%
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	1,100,000	1,250,859
Sweden - 3.3%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	4,090,000	4,593,237
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,235,000	3,655,534
Vattenfall AB 0.5% 6/24/26 (Reg. S)	EUR	1,460,000	1,626,838

TOTAL SWEDEN			9,875,609

Switzerland - 5.5%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (b)	EUR	3,900,000	4,477,670
6.5% 8/8/23 (Reg. S)		5,880,000	6,541,500
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	4,814,000	5,554,190

TOTAL SWITZERLAND			16,573,360

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		1,445,000	1,479,319
United Kingdom - 8.7%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	850,000	918,378
2.625% 11/11/25 (Reg. S) (b)	EUR	2,350,000	2,592,570
3.932% 5/7/25 (b)		2,742,000	2,832,813
BAT International Finance PLC 3.95% 6/15/25 (c)		5,700,000	5,934,549
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	1,005,000	1,206,906
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		5,355,000	5,352,215
John Lewis PLC 6.125% 1/21/25	GBP	1,506,000	2,110,255
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	2,420,000	2,947,044
Nationwide Building Society 3.622% 4/26/23 (b)(c)		614,000	625,959
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	325,000	413,878
4.5% 9/7/23 (Reg. S)	GBP	1,050,000	1,358,677

TOTAL UNITED KINGDOM			26,293,244

United States of America - 8.7%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		4,200,000	4,484,007
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,475,000	1,688,060
Citigroup, Inc. 4.3% 11/20/26		1,715,000	1,845,376
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	102,500
Ford Motor Credit Co. LLC 1.514% 2/17/23	EUR	3,535,000	3,845,352
General Electric Co.:
0.375% 5/17/22	EUR	150,000	162,544
1.25% 5/26/23	EUR	280,000	311,152
Goldman Sachs Group, Inc. 4.25% 10/21/25		2,612,000	2,800,042
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	1,550,000	1,793,879
Morgan Stanley:
3.95% 4/23/27		1,343,000	1,419,211
4.35% 9/8/26		625,000	677,581
Reynolds American, Inc. 4.45% 6/12/25		5,976,000	6,375,568
Time Warner Cable, Inc. 4.5% 9/15/42		825,000	811,299

TOTAL UNITED STATES OF AMERICA			26,316,571

TOTAL NONCONVERTIBLE BONDS
(Cost $198,902,465)			195,976,255

U.S. Government and Government Agency Obligations - 2.0%
U.S. Treasury Obligations - 2.0%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$59,000	$63,536
3% 5/15/47 (d)(e)		297,000	352,200
U.S. Treasury Notes:
2% 5/31/24 (d)(e)		225,000	229,526
2.125% 11/30/24 (d)		2,600,000	2,670,586
2.125% 5/15/25 (d)(e)		695,000	714,737
2.625% 2/15/29		220,000	238,167
2.75% 11/30/20		1,742,000	1,760,713
			6,029,465
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,755,691)			6,029,465

Foreign Government and Government Agency Obligations - 5.7%
Greece - 1.1%
Greek Government 1.875% 7/23/26 (c)	EUR	$3,040,000	$3,484,223
Indonesia - 0.8%
Indonesian Republic 2.625% 6/14/23	EUR	2,000,000	2,359,742
Italy - 1.7%
Italian Republic 3.75% 5/1/21 (c)	EUR	4,539,000	5,260,792
United Kingdom - 2.1%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (d)(e)	GBP	3,535,000	4,981,477
4.25% 12/7/49 (d)	GBP	553,000	1,263,497

TOTAL UNITED KINGDOM			6,244,974

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,972,400)			17,349,731
		Shares	Value

Nonconvertible Preferred Stocks - 0.2%
United Kingdom - 0.2%
Nationwide Building Society 10.25%
(Cost $667,935)		3,207	617,106
		Principal Amount(a)	Value

Preferred Securities - 21.5%
Australia - 0.8%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(f)		2,230,000	2,243,965
Canada - 0.5%
Bank of Nova Scotia 4.65% (b)(f)		1,415,000	1,404,741
Denmark - 0.3%
Danske Bank A/S 5.875% (Reg. S) (b)(f)	EUR	830,000	957,939
France - 1.3%
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(f)	EUR	2,000,000	2,392,440
Danone SA 1.75% (Reg. S) (b)(f)	EUR	1,400,000	1,558,365

TOTAL FRANCE			3,950,805

Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (b)(f)	EUR	1,300,000	1,260,109
Ireland - 0.5%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(f)	EUR	1,350,000	1,561,337
Italy - 0.9%
Assicurazioni Generali SpA 6.416% (b)(f)	GBP	2,050,000	2,706,470
Luxembourg - 2.3%
CPI Property Group SA 4.375% (Reg. S) (b)(f)	EUR	1,420,000	1,576,322
Eurofins Scientific SA 2.875% (Reg. S) (b)(f)	EUR	770,000	834,226
TLG Finance SARL 3.375% (Reg. S) (b)(f)	EUR	4,100,000	4,553,702

TOTAL LUXEMBOURG			6,964,250

Netherlands - 5.6%
Deutsche Annington Finance BV 4% (Reg. S) (b)(f)	EUR	900,000	1,052,888
Generali Finance BV 4.596% (Reg. S) (b)(f)	EUR	725,000	863,570
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (f)	EUR	1,790,000	2,449,494
Telefonica Europe BV 2.625% (Reg. S) (b)(f)	EUR	1,300,000	1,441,884
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(f)	EUR	2,745,000	3,063,300
2.7%(Reg. S) (b)(f)	EUR	5,600,000	6,294,461
3.75% (b)(f)	EUR	1,650,000	1,870,354

TOTAL NETHERLANDS			17,035,951

Spain - 1.7%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (b)(f)	EUR	2,000,000	2,305,244
6.75% (Reg. S) (b)(f)	EUR	2,600,000	2,885,730

TOTAL SPAIN			5,190,974

Sweden - 0.4%
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (b)(f)	EUR	1,080,000	1,266,209
United Kingdom - 6.8%
Aviva PLC:
5.9021% (b)(f)	GBP	2,300,000	2,897,635
6.125% (b)(f)	GBP	5,700,000	7,506,749
Barclays Bank PLC 7.625% 11/21/22		2,705,000	2,982,263
Barclays PLC:
6.375% (Reg. S) (b)(f)	GBP	1,550,000	1,916,932
7.125% (b)(f)	GBP	1,355,000	1,763,920
CYBG PLC 9.25% (Reg. S) (b)(f)	GBP	940,000	1,189,831
HSBC Holdings PLC 5.25% (b)(f)	EUR	1,277,000	1,496,256
Pennon Group PLC 2.875% (Reg. S) (b)(f)	GBP	575,000	709,382

TOTAL UNITED KINGDOM			20,462,968

TOTAL PREFERRED SECURITIES
(Cost $66,356,568)			65,005,718
		Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund 1.96% (g)
(Cost $796,015)		795,861	796,020

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount	Value
Put Options - 0.2%
Option with an exercise rate of 2.75% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	12/18/19	EUR 39,650,000	$512,902
Option with an exercise rate of 2.75% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	EUR 5,450,000	50,063
Option with an exercise rate of 2.875% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	EUR 5,920,000	40,345

TOTAL PUT OPTIONS			603,310

TOTAL PURCHASED SWAPTIONS
(Cost $422,829)			603,310
TOTAL INVESTMENT IN SECURITIES - 94.8%
(Cost $289,873,903)			286,377,605
NET OTHER ASSETS (LIABILITIES) - 5.2%			15,755,976
NET ASSETS - 100%			$302,133,581

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	23	Dec. 2019	$2,287,428	$15,708	$15,708
TME 10 Year Canadian Note Contracts (Canada)	99	Dec. 2019	10,655,848	(169,445)	(169,445)
TOTAL BOND INDEX CONTRACTS					(153,737)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	19	Dec. 2019	4,094,500	(9,686)	(9,686)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	58	Dec. 2019	6,910,609	(15,715)	(15,715)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	112	Dec. 2019	18,179,000	(204,505)	(204,505)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	47	Dec. 2019	6,693,094	(60,491)	(60,491)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	34	Dec. 2019	6,524,813	(144,040)	(144,040)
TOTAL TREASURY CONTRACTS					(434,437)

TOTAL PURCHASED					(588,174)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	13	Dec. 2019	1,922,072	424	424
ICE Long Gilt Contracts (United Kingdom)	4	Dec. 2019	660,219	(2,972)	(2,972)

TOTAL SOLD					(2,548)

TOTAL FUTURES CONTRACTS					$(590,722)

The notional amount of futures purchased as a percentage of Net Assets is 18.3%

The notional amount of futures sold as a percentage of Net Assets is 0.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	60,618,000	EUR	54,257,987	JPMorgan Chase Bank, N.A.	11/26/19	$1,235,256
CAD	135,000	USD	101,927	Goldman Sachs Bank USA	11/27/19	60
CAD	97,000	USD	73,125	JPMorgan Chase Bank, N.A.	11/27/19	154
EUR	415,000	USD	459,175	Bank of America, N.A.	11/27/19	(4,948)
EUR	183,000	USD	201,333	Goldman Sachs Bank USA	11/27/19	(1,035)
EUR	1,000,000	USD	1,108,288	JPMorgan Chase Bank, N.A.	11/27/19	(13,765)
EUR	800,000	USD	875,690	JPMorgan Chase Bank, N.A.	11/27/19	(72)
EUR	134,000	USD	149,334	State Street Bank and Trust Co	11/27/19	(2,668)
GBP	89,000	USD	111,425	CIBC	11/27/19	(1,751)
GBP	391,000	USD	484,082	Citibank, N.A.	11/27/19	(2,257)
GBP	130,000	USD	160,784	JPMorgan Chase Bank, N.A.	11/27/19	(586)
USD	40,675	AUD	59,000	Bank of America, N.A.	11/27/19	779
USD	39,185	AUD	57,000	State Street Bank and Trust Co	11/27/19	641
USD	136,441	CAD	180,000	Bank of America, N.A.	11/27/19	459
USD	20,349	CAD	27,000	Bank of America, N.A.	11/27/19	(48)
USD	51,349	CAD	68,000	Citibank, N.A.	11/27/19	(22)
USD	79,704	CAD	106,000	Goldman Sachs Bank USA	11/27/19	(374)
USD	1,189,802	EUR	1,076,000	BNP Paribas SA	11/27/19	12,095
USD	394,127	EUR	357,000	Bank of America, N.A.	11/27/19	3,382
USD	439,698	EUR	400,000	Bank of America, N.A.	11/27/19	1,888
USD	124,647,176	EUR	111,652,000	Goldman Sachs Bank USA	11/27/19	2,441,457
USD	387,808	EUR	350,000	Goldman Sachs Bank USA	11/27/19	4,725
USD	260,103	EUR	233,000	JPMorgan Chase Bank, N.A.	11/27/19	5,079
USD	510,065	EUR	459,000	Royal Bank of Canada	11/27/19	7,678
USD	169,282	EUR	153,000	Royal Bank of Canada	11/27/19	1,820
USD	179,301	GBP	144,000	Bank of America, N.A.	11/27/19	1,852
USD	1,922,675	GBP	1,544,000	Citibank, N.A.	11/27/19	20,023
USD	318,981	GBP	255,000	Citibank, N.A.	11/27/19	4,747
USD	412,505	GBP	338,000	Goldman Sachs Bank USA	11/27/19	(4,009)
USD	40,025,453	GBP	32,556,000	JPMorgan Chase Bank, N.A.	11/27/19	(92,904)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$3,617,656
					Unrealized Appreciation	3,742,095
					Unrealized Depreciation	(124,439)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 5,250,000	$(161,483)	$164,903	$3,420
BNP Paribas	Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 2,700,000	5,271	(17,597)	(12,326)
Commerzbank AG	Dec. 2024	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 3,350,000	121,597	(139,363)	(17,766)
Gas Natural Capital Markets SA	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(42,273)	20,914	(21,359)
Leonardo Spa	Dec. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 2,250,000	(525,908)	534,914	9,006
Standard Chartered Bank	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(17,923)	(8,413)	(26,336)
Volvo Treas Ab	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 850,000	(22,705)	20,247	(2,458)

TOTAL CREDIT DEFAULT SWAPS						$(643,424)	$575,605	$(67,819)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.75%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2029	EUR 8,840,000	$270,195	$0	$270,195
1.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2034	EUR 5,990,000	716,402	0	716,402
0.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 2,800,000	(26,327)	0	(26,327)
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 1,560,000	211,905	0	211,905

TOTAL INTEREST RATE SWAPS							$1,172,175	$0	$1,172,175

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,384,492 or 11.7% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,231,538.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $878,044.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,852
Total	$43,852

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures and may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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